WASHINGTON MUTUAL, INC.

         [WASHINGTON MUTUAL LOGO] MERGER WITH [H.F. AHMANSON & CO. LOGO]

                               H.F. AHMANSON & CO.

                          HIGH GROWTH CONSUMER BANKING


                                 MARCH 17, 1998

FORWARD-LOOKING INFORMATION

     This presentation contains estimates of future operating results for 1998, 1999 and 2000 for both Washington Mutual, Inc. and H.F. Ahmanson & Co. on a stand-alone and pro forma combined basis, as well as estimates of financial condition and transaction synergies on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in WAMU's Current Report on Form 8-K dated March 17, 1998, as filed with the Securities and Exchange Commission, to which reference is hereby made.

[Washington Mutual Logo]            2          [H.F. Ahmanson  & Company Logo]

Transaction Summary



Fixed Exchange Ratio:                  1.12x

Implied Value Per AHM Share:           $80.36(a)

Caps/Collars:                          None

Consideration:                         100% common stock

Accounting/Tax Treatment:              Pooling of interests/Tax-free exchange

Options/Breakup Fee:                   19.9%/$275 million

Assumed Closing:                       Late 3rd Quarter 1998

Board Composition:                     Three AHM Directors to join WAMU Board

Supervisory Goodwill Lawsuit:          To be retained by the combined Company's
                                        shareholders

(a)   Based on WAMU's closing price of $71.75 as of 3/16/98


[Washington Mutual Logo]              3         [H.F. Ahmanson  & Company Logo]

STRATEGIC RATIONALE

Compelling strategic fit

     Completes formation of a powerhouse consumer banking franchise, with solid #2 market share in CA, WA and the West coast

     Creates strength, scale and customer base enabling WAMU to compete aggressively across business lines

     Exploits franchise potential through leverage of WAMU's skills in mortgage lending, consumer banking and systems/technology

Financially attractive transaction

     Accretive  to EPs

     Enhances continued strong operating performance and earnings growth

     Conservative assumptions

Low risk execution

     In-market consolidation transaction

     Clean, well-managed company with strong operating trends

     Proven integration skills

[Washington Mutual Logo]             4         [H.F. Ahmanson  & Company Logo]

                            COMPELLING STRATEGIC FIT

























[Washington Mutual Logo]            5          [H.F. Ahmanson  & Company Logo]

CREATES A POWERHOUSE COMBINATION

  ($ in billions)                                                  At 12/31/97
                                                   -------------------------------------------------
                                                 WAMU                 AHM(a)                   Pro Forma
  Assets                                         $97.0                 $52.5                     $149.2
  Deposits                                       $51.0                 $35.4                      $86.4
  Equity                                          $5.3                  $3.1                       $8.2
  Market Capitalization at 3/16/98               $17.9                  $7.9                      $27.6
  Depository Branches                           815(b)                380(c)                      1,195
  Lending/Other Offices                            742                116(d)                        858
  Households (mm)                                  3.8                   2.0                        5.8
  1997 Single Family Mortgage
  Originations                                   $22.0                  $5.5                      $27.5
  1997  Total Loan Originations                  $29.6                  $7.6                      $37.3
  Total Loans Serviced                          $113.8                 $67.4                     $181.2
  Mutual Funds Under Management                   $4.8                  $0.9                       $5.7

     (a) Pro forma for acquisition of Coast Savings Financial, sale of Florida branches and redemption of Series C Preferred Stock

     (b) Net of 86 consolidations scheduled for 1998 as part of GW/WAMU integration. Includes 51 WM branches doing business as Western Bank

     (c) Net cost of consolidations completed for 1998. Also excludes sale of 27
Florida branches

     (d) As of 3/7/98. Source: AHM press release

[Washington Mutual Logo]             6         [H.F. Ahmanson  & Company Logo]

MAJOR U.S. DEPOSITORY INSTITUTIONS

                Total Assets(a)                                              Market Capitalization(b)
      Rank       Institution                 Assets         Rank          Institution                       Mkt. Cap
        1       Chase Manhattan Corp.        $365.5            1       NationsBank Corp.                      $67.1
        2       Citicorp                      310.9            2       Citicorp                                63.4
        3       NationsBank Corp.             308.6            3       BankAmerica Corp.                       58.3
        4       J.P. Morgan & Co.             262.2            4       First Union Corp.                       55.3
        5       BankAmerica Corp.             260.2            5       Chase Manhattan Corp.                   54.0
        6       First Union Corp              204.9            6       Banc One Corp.                          43.2
  -------------------------------------------------------
        7       WAMU/AHM                      149.2            7       Norwest Corp.                           32.9
  -------------------------------------------------------
        8       Bankers Trust NY Corp.        140.1            8       U.S. Bancorp                            29.4
        9       Banc One Corp.                125.4            9       Wells Fargo & Co.                       28.2
                                                         -----------------------------------------------------------
       10       First Chicago                 114.1           10       WAMU/AHM                                27.6
                                                         -----------------------------------------------------------


Pro  forma  for  major  pending  acquisitions
(a)  Ranking  based on data as of 12/31/97
(b) Based on closing prices as of 3/16/98


[Washington Mutual Logo]            7         [H.F. Ahmanson  & Company Logo]

Premier Player in the Western U.S.

     Rank          Name                   Total Deposits(a)   Total Assets               Market Value(b)
       1        BankAmerica Corp.               $97.1         $260.2                       $58.3
-------------------------------------------------------------------------------------------------------
                WAMU/AHM                         79.9          149.2                        27.6
-------------------------------------------------------------------------------------------------------
       2        Wells Fargo & Co.                60.4           97.5                        28.2
       3        Washington Mutual, Inc.          46.1           97.0                        17.9
       4        H.F. Ahmanson & Co.              33.8           52.5                         7.9
       5        U.S. Bancorp                     25.6           71.3                        29.4
       6        Golden State Bancorp(c)          25.3           51.3                         4.1
       7        UnionBanCal Corp.                20.7           30.6                         5.2
       8        Golden West Financial Corp.      13.7           39.6                         5.4
       9        KeyCorp                           8.7           73.7                        16.2
      10        First Security Corp.              8.4           17.3                         4.0

     Source: SNL Securities. Western U.S. includes the states of CA, ID, MT, OR,
UT, and WA. Total assets as of 12/31/97

     (a) Western U.S. deposits from SNL branch migration  database as of 6/30/97 pro forma for pending acquisitions as of 3/13/98

     (b) Stock prices as of 3/16/98

     (c) Pro Forma for the merger with First Nationwide

[Washington Mutual Logo]           8           [H.F. Ahmanson  & Company Logo]

CONSOLIDATES LEADERSHIP IN CALIFORNIA

       Rank         Institution       CA Deposits(a)      Market Share       Branches         Deposits Per Branch
        1        BankAmerica               $81.3 B        20.6%                 1,049            $77.5 mm
   ------------- ------------------- ------------------ ----------------- --------------- ----------------------------

        2        WAMU/AHM                   67.1          17.0                    700(b)          95.9
   ------------- ------------------- ------------------ ----------------- --------------- ----------------------------

        3        Wells Fargo                54.2          13.7                    970             55.9

        4        Golden State               25.3           6.4                    390             64.9

        5        UnionBanCal                20.3           5.1                    246             82.5



     (a) Source: SNL Securities. Deposits as of 6/30/97, pro forma for pending acquisitions. Excludes credit unions

     (b) Combined WAMU/AHM branch count nets out all pending consolidations associated with the integration of GW into WAMU and Coast into Home Savings of America


[Washington Mutual Logo]         9             [H.F. Ahmanson  & Company Logo]

STRONG SHARE IN THROUGHOUT CALIFORNIA

California MSA Market Share Analysis

($ in billions)

                        Number of Markets         Deposits              % of MSA Deposits        Cumulative % of MSA Deposits
   #1 Market Rank                  11                  $47.5                   71.8%                71.8%

   #2 Market Rank                   5                   10.9                   16.5                 88.3

   #3 Market Rank                   3                    6.8                   10.2                 98.5

   Other                            6                    1.0                    1.5                100.0



[Washington Mutual Logo]             10       [H.F. Ahmanson  & Company Logo]

LEADING WEST COAST FRANCHISE

     [Logos of maps of the states of California, Washington, Oregon, Florida and other states in close proximity to these states]

     [Logo of a triangle indicating "WAMU" on the map logos listed above] [Logo of a circle indicating "AHM" on the map logos listed above]

                                                     Deposits             Deposit
  State                           Branches             ($B)                Share              Rank
  California                          700(a)            $67.1             17.0%                  2
  Washington                          170                 9.2             17.1%                  2
  Oregon                              118                 2.9             10.1%                  3
   Florida                            118(b)              7.0              3.8%                  5
  Texas                                44                 2.6              1.3%                 14
  Other States                         45                 0.6                     -              -
                                    ------              ------
           Total                    1,195               $89.4

     Source: SNL 6/30/97 Branch Migration database pro forma for pending acquisitions. Excludes credit unions

     (a) Net of 86 consolidations in 1998 as part of WAMU/GW integrations

     (b) Excludes 27 branches to be sold

[Washington Mutual Logo]          11            [H.F. Ahmanson  & Company Logo]

CALIFORNIA ECONOMIC RECOVERY


   Home Sales                 % Change
   (units):                   1996-1997
  California(a)                9.9%
  U.S.                         3.1%
------------------------------------------
Median Home Prices
  California                   5.2%
  Los Angeles County           2.1%
  Orange County                7.7%
  San Diego County             6.2%
  San Francisco Bay Area       9.7%
-------------------------------------------

(a)   Highest level since 1989


[Washington Mutual Logo]       12             [H.F. Ahmanson  & Company Logo]

ATTRACTIVE GROWTH MARKETS

                                                                   Expected 1998           Expected 1998
                                                                  Population               Employment
       State                        1997 Population               Growth Rate               Growth Rate
California                             32.3 mm                      1.4%                       2.5%
Washington                              5.6                         2.0                        3.0
Oregon                                  3.2                         1.5                        2.7
Utah                                    2.1                         2.0                        3.8
Florida                                14.7                         3.1                        2.6
Texas                                  19.5                         1.7                        2.4
                                     ------                        ----                        ---
         Total/Average                 77.4                         2.0                        2.8
U.S.                                  267.6                         1.0                        2.2


     Source: 1997 Population - Bureau of Census

     Employment & Population Growth - Western Bureau Chip Forecast, December 1998; University of Florida; Washington

     Economic Revenue Forecast, October 1997


[Washington Mutual Logo]        13              [H.F. Ahmanson  & Company Logo]

SINGLE FAMILY MORTGAGE LEADERSHIP

[Bar Graph]

1997 Originations(a)

Washington              Oregon                     California                 West Coast (b)
16.3%                   13.2%                      10.2%                      11.2%

  AHM 0.3%                AHM  0.7%                  WAMU 3.0%                  WAMU 2.4%
  WAMU 16.0%              WAMU  12.5%                AHM  7.2%                  AHM  8.8%
  NOB 5.4%                NOB  4.9%                  BAC  6.8%                  BAC  6.4%
  BAC 4.9%                BAC  4.6%                  CCR  3.6%                  NOB  3.6%

     (a) As of YTD 12/97. Includes first and second mortgages

     (b) Includes Washington, Oregon and California Source: Experian Marketrac for California. Rocky Mountain Statistics for Washington and Oregon


[Washington Mutual Logo]         14             [H.F. Ahmanson  & Company Logo]

LEADING ARM MARKET SHARE

     AHM strengthens WAMU's leading U.S. ARM market share to 11%

     AHM complements retail origination sales force in major U.S. ARM markets (i.e., CA, IL, CT, NY)

     Sales force will be expanded by 400 retail loan consultants to 1,050 experienced in ARM origination

     Adding WAMU's broad product line and proprietary loan origination system ("Loanworks") will improve productivity and expand and strengthen realtor relationships

[Washington Mutual Logo]         15             [H.F. Ahmanson  & Company Logo]

COMPREHENSIVE PRODUCT LINE


Consumer Loan Products                       Business Banking Products
  Home Equity**                                Small Business Lending**
  Consumer Finance**                           Business Checking**
  Manufactured Housing*                        Community Banking*
  Auto/Other
                                             Retail Banking Products
Non-Banking Services                           Transaction Accounts**
  Mutual Funds**                               Certificates/Savings**
  Annuities**
  Securities Brokerage**                     Mortgage Lending
  Credit Insurance**                           Single Family**
                                               Multi-Family**
                                               Residential Construction*

* Indicates that the Washington Mutual logo is present beside this category in the slide

** Indicates that the Washington Mutual logo and the H.F. Ahmanson logo are present in this category in the slide

[Washington Mutual Logo]        16              [H.F. Ahmanson  & Company Logo]

                             FINANCIALLY ATTRACTIVE
                                   TRANSACTION












[Washington Mutual Logo]                      [H.F. Ahmanson  & Company Logo]

OVERVIEW

Appropriate valuation

Conservative pro forma assumptions

Accretive to EPS
   3% in Year 2000

 IRR of 16%
   Substantially exceeds WAMU's cost of capital

Improves financial and operating performance
   EPS growth
   Return on common equity
   Operating efficiencies

Strong, low risk balance sheet


[Washington Mutual Logo]           18           [H.F. Ahmanson  & Company Logo]

CONSERVATIVE FINANCIAL ASSUMPTIONS

40% cost savings
         $330 million pre-tax in 2000 (fully phased-in)

No operating revenue/fee enhancements assumed

Adjustments to incremental cash/capital: suspension of AHM stock buyback, cost savings, Florida branch sale, net transaction charge

Incremental cash reinvested at 4% after-tax
         Incremental capital deployed at 60bp
         after-tax net spread


[Washington Mutual Logo]        19              [H.F. Ahmanson  & Company Logo]

PRO FORMA EPS ACCRETION

                                                        1998E(a)            1999E               2000E
   WAMU Estimated Net Income(b)                         $1,178              $1,422            $1,635
   AHM Estimated Net Income(b)                             472                 522               546
                 Total Estimated Net Income              1,650               1,944             2,181
   Cost Savings                                             13                 121               201
   Earnings on Incremental Cash/Capital(c)                  31                 114               224
                                                         -----             -------             -----
              Pro Forma Net Income                       1,693               2,179             2,607
   Stand Alone EPS                                       $4.68               $5.65             $6.50
   Pro Forma EPS(d)                                                          $5.60             $6.69
           % Accretion/(Dilution) to First Call                              -1.0%              3.0%
           % EPS Growth                                                        20%               20%

           ROACE                                                             21.2%             21.7%

     (a) Excludes anticipated transaction related costs

     (b) First Call estimates for 1998 and 1999. 2000 estimates based on EPS growth rate of 15% and 11% for WAMU and AHM, respectively

     (c) See page 24

     (d) Based on 388.8 million pro forma fully diluted shares outstanding in 1998 and 389.4 million in 1999 and 2000



[Washington Mutual Logo]       20               [H.F. Ahmanson  & Company Logo]

COST SAVINGS BREAKDOWN

($ in millions)
                                                         2000                           % of AHM
                                                     Cost Savings                       1998 G&A
   Corporate Operations                                     $166                              47%
   Administration/Finance                                     37                              54
   Lending                                                    58                              63
   Retail Banking                                             69                              22
        Total Pretax Cost Savings                           $330                              40
        After-tax Cost Savings                              $201


[Washington Mutual Logo]        21              [H.F. Ahmanson  & Company Logo]

SIGNIFICANT BRANCH OVERLAP IN CALIFORNIA


                                                         AHM Branches within
                                                       Range of ASB / GW Branch

                           less than 0.5 Miles             0.5 - 1 Mile            1 - 2 Miles
   Branches (Cumulative)             120                     168                     236
            % of Total(a)             36%                     50%                    70%
     Estimated Closures          160-170


(a)  Reflects percent of AHM branches in California


[Washington Mutual Logo]         22             [H.F. Ahmanson  & Company Logo]

PROJECTED TRANSACTION CHARGES

($ in millions)
   Severance and Management Payments                                               $165

   Facilities, Equipment & Contracts                                                157

   Advisory/Professional Fees                                                        48
                                                                                   ----
            Total Expenses                                                          370

   Tax Effect                                                                       116
                                                                                   ----
            After-tax Expenses                                                     $254
                                                                                   ====

[Washington Mutual Logo]       23               [H.F. Ahmanson  & Company Logo]

EARNINGS ON INCREMENTAL CASH/CAPITAL

                                                                       1998E               1999E               2000E
   Average Incremental Cash/Capital Resulting From:
        Suspension of AHM Stock Buyback Program(a)                      $200                $675              $1,200
        Gain on Sale of Florida Branches                                  41                 165                 165
        Pro Forma Cost Savings                                             2                  73                 234
        Other Items Including Transaction Charge                         (50)               (200)               (200)
                                                                        ----               -----              ------
              Total Incremental Cash/Capital                             193                 713               1,399

   After-tax Earnings on:
        Deployment of Incremental Capital(b)                              23                  86                 168
        Reinvestment of Incremental Cash(c)                                8                  28                  56
                                                                         ---               -----                ----
              Total Earnings on Incremental Cash/Captial                 $31                $114                $224
                                                                         ===               =====               =====

(a)  Based on analyst estimates of Ahmanson buyback program
(b)  Deployed at 60bp after-tax net spread
(c)  Reinvested at 4% after-tax

[Washington Mutual Logo]           24           [H.F. Ahmanson  & Company Logo]

CONTINUED GENERATION OF SURPLUS CAPITAL

($ in billions)

                                                   12/31/97              1998P                1999P           2000P
Beginning Combined Common Equity                                        $8,033               $9,500          $11,068
Pro Forma Net Income                                                     1,690                2,179            2,607
Aftertax Transaction Charge                                               (200)                  -                -
Conversion of Convertible Preferred                                        284
Sale of Florida Branches                                                   165
Common Dividends @ 28% Payout
                                                                          (472)                (611)            (730)
                                                    -----                -----               ------           ------
      Ending Combined Common Equity                $8,033               $9,500              $11,068          $12,945
                                                    =====                =====               ======           ======

                                   Asset                    Excess Common Equity Above 5.00% Common Equity/Assets Ratio(b)
                          Growth Rate(a)
                                   6%                                     $985               $1,407           $2,078
                                   8%                                      836                1,087            1,563
                                  10%                                      686                  760            1,030

(a)   Annual growth from 12/31/97 pro forma total assets of $149.7 billion
(b) Excludes incremental equity capital already assumed to be leveraged in "Earnings on Incremental Cash/Capital" calculation


[Washington Mutual Logo]         25             [H.F. Ahmanson  & Company Logo]

ADDITIONAL OPPORTUNITIES

Conservative consolidation savings

Additional operating revenue opportunities:
        Customer growth
        Increased fee income
        Margin expansion

Deployment of surplus capital

Additional value
        Goodwill lawsuit
        Improving real estate outlook for REI portfolio

[Washington Mutual Logo]          26            [H.F. Ahmanson  & Company Logo]

FRANCHISE POTENTIAL OF AHMANSON


[Bar Graph]

($ in millions; accounts in thousands)

RETAIL CHECKING ACCOUNTS
(CAGR: 6.7%, 8.3%)
-------------------------------------------
1994:    2,723
         AHM      651
         WAMU     2,072

1995:    2,833
         AHM      650
         WAMU     2,183

1996:    3,207
         AHM      873
         WAMU     2,334

1997:    3,347
         AHM      828
         WAMU     2,519

DEPOSITOR FEE INCOME
(CAGR: 24.2%, 25.3%)
-------------------------------------------
1994:    $246
         AHM      60
         WAMU     186

1995:    $290
         AHM      56
         WAMU     234

1996:    $361
         AHM      78
         WAMU     283

1997:    $481
         AHM      115
         WAMU     366


[Washington Mutual Logo]          27            [H.F. Ahmanson  & Company Logo]

STRONG ASSET QUALITY AND RESERVES

                                                               At December 31, 1997
                                                  WAMU                 AHM(a)              Pro Forma
Non-Accrual Loans                                  $601                 $489                $1,090
Real Estate Owned                                   205                  206                   411
                                                  -----                -----                ------
         NPAs                                      $806                 $695                $1,501
                                                  =====                =====                ======
NPAs/Assets                                       0.83%                1.24%                 1.01%
Loan Loss Reserves                                 $671                 $484                $1,155
Reserves/NPLs                                     1.12x                0.99x                 1.06x


(a) Pro forma for acquisition of Coast Savings Financial.



[Washington Mutual Logo]          28            [H.F. Ahmanson  & Company Logo]

PRO FORMA CAPITAL BASE

                                                                                     At December 31, 1997
                                                               WAMU                AHM(a)              Adj.(b)           Pro Forma
   Trust Preferred                                              $800                $148                 -                   $948
   Preferred Equity                                              118                   -               (69)                    49
   Convertible Preferred Equity                                    -                 284              (284)                     -
   Common Equity                                               5,191               2,842                84                  8,117
                     Total Equity                             $5,309              $3,126             $(269)                $8,166
   Book Value Per Share                                       $20.80              $25.87                                   $20.91
   Tangible Book Value Per Share                              $19.61              $20.50                                   $18.45
   Tangible Equity/Assets                                       5.18%               4.78%                                    4.87%
   Common Equity/Assets                                         5.35                5.41                                     5.25
   Total Equity/Assets                                          5.47                5.95                                     5.47
   Total Tangible Equity +
                 Trust Preferred/Assets                         6.01                5.06                                     5.51

     (a) Pro forma for acquisition of Coast Savings Financial

     (b) Pro forma for redemption of WAMU series C preferred stock, conversion of AHM series D convertible preferred and transaction charge net of tax benefit on stock options


[Washington Mutual Logo]          29            [H.F. Ahmanson  & Company Logo]

                                                         LOW RISK EXECUTION
















[Washington Mutual Logo]                      [H.F. Ahmanson  & Company Logo]

PROVEN  ACQUISITION  TRACK RECORD

     21 transactions completed over past 10 years

     Proven consolidation track record

     GW transaction in final stages of conversion

     Integration  team and  operating  systems  fully  in  place  to  assimilate
Ahmanson

[Washington Mutual Logo]          31            [H.F. Ahmanson  & Company Logo]

INTEGRATION  ACTIVITIES  NEARLY  COMPLETE

     ASB integration completed on time

     GW integration on track for June completion

     Strengthening of middle and line management

     Substantial customer growth at ASB, GW

[Washington Mutual Logo]          32            [H.F. Ahmanson  & Company Logo]

TRANSACTION INTEGRATION PLANS/ISSUES

Closing anticipated by end of Q3-98
        Texas to be converted by end of Q4-98
        California to be converted by Q2-99

Operational  infrastructure  capable of handling AHM without material change

Relative scale of integration easier than recent  acquisitions (ASB, GW)

Y2K planning and testing proceeding on target
        Expect minimal additional capital investment

    Mortgage servicing systems are compatible


[Washington Mutual Logo]          33            [H.F. Ahmanson  & Company Logo]

                                  CONCLUSIONS











[Washington Mutual Logo]                      [H.F. Ahmanson  & Company Logo]

STOCK MARKET OUTPERFORMANCE


[Bar Graph]

TOTAL ANNUAL RETURN PEER COMPARISON(a)

          30.5%       30.3%       28.4%      25.0%       23.0%     22.2%    21.5%    19.9%   17.5%    17.4%    17.1%   15.1%  14.9%
          WAMU        NOB         USB        BAC         FTU       KEY      CCI      WFC     ONE      CMB      GDW     NB     SPX
Price/98  15.0x       21.5x       19.2x      16.8x       14.6x     15.6x    14.4x    15.7x   16.4x    13.0x    14.0x   14.9x  25.9x
EPS(b)

(a)      For the period 1/1/90 to 3/13/98
(b)      Stock Price and IBES estimates as of 3/13/98
(c)      Price/Cash EPS shown

[Washington Mutual Logo]          35            [H.F. Ahmanson  & Company Logo]

STRATEGIC RATIONALE

    Compelling strategic fit
         Completes formation of a powerhouse consumer banking franchise, with solid #2 market share in CA, WA and the West coast

         Creates strength, scale and customer base enabling WAMU to compete aggressively across business lines

        Exploits franchise potential through
        leverage of WAMU's skills in mortgage lending, consumer banking and systems/technology

    Financially attractive transaction
          Accretive to EPS
          Enhances continued strong operating performance and earnings growth Conservative assumptions

    Low risk execution
          In-market consolidation transaction
          Clean, well-managed company with strong operating trends Proven integration skills



[Washington Mutual Logo]          36            [H.F. Ahmanson  & Company Logo]

                             WASHINGTON MUTUAL, INC.

         [WASHINGTON MUTUAL LOGO] MERGER WITH [H.F. AHMANSON & CO. LOGO]

                               H.F. AHMANSON & CO.

                          HIGH GROWTH CONSUMER BANKING


                                 MARCH 17, 1998







[Washington Mutual Logo]                      [H.F. Ahmanson  & Company Logo]

                                    APPENDIX











[Washington Mutual Logo]                      [H.F. Ahmanson  & Company Logo]

TRANSACTION PRICING

                                                Acquisition                  Comparable Transactions               Current
                                                   of AHM               Banks(d)            Thrifts(e)               WAMU
   Price/Share                                     $80.36(a)                 -                    -                  $71.75
   Total Value                                      $9.9B                    -                    -                  $17.9B
   Multiples to:
           1998P EPS(b)                              20.1x                   21.6x                22.3x                15.3x
           1999P EPS(b)                              17.5x                   19.7x                20.3x                12.7x
           1999 Adjusted EPS(c)                      12.8x                   15.5x                14.5x                 -
                     Book Value                       2.97x(f)                3.91x                3.34x                3.45x
           Tangible Book Value                        3.85x(f)                4.26x                3.34x                3.70x
   Deposit Premium                                   21.9%                   40.0%                32.0%                28.9%

     (a) Based on WAMU closing price of $71.75 on March 16, 1998

     (b) Based on First Call estimates as of March 13, 1998

     (c) Includes fully phased in merger synergies

     (d) Based on median of all bank deals since June 30, 1997 with deal values greater than $1 billion

     (e) Based on median of all thrift deals since June 30, 1997 with deal values greater than $500 million

     (f) Pro forma for sale of Florida branches including gain on sale



[Washington Mutual Logo]       39               [H.F. Ahmanson  & Company Logo]

DEPOSIT COMPOSITION

($ in millions)
                                                                            December 31, 1997
                                                     AHM(a)                       WAMU                    Pro Forma
                                   -------------------------------      -------------------------     --------------------------
                                   Deposits        % of Total             Deposits     % of Total        Deposits     % of Total
Checking                             $3,956          11.2%                 $7,914       15.5%               $11,871       13.7%

Money Market                          6,720          19.0%                 11,672       22.9%                18,392       21.3%

Savings                               1,178           3.3%                  3,268        6.4%                 4,446        5.2%

CDs                                  23,532          66.5%                 28,132       55.2%                51,664       59.8%

Jumbo CDs

        Total Deposits              $35,387         100.0%                $50,986     100.0%                $86,373      100.0%
                                   ============                        ===========                   ===============


(a)   Pro forma for acquisition of Coast Savings Financial


[Washington Mutual Logo]         40             [H.F. Ahmanson  & Company Logo]

LOAN AND MBS PORTFOLIO COMPOSITION

                                                     AHM(a)                           WAMU                        Pro Forma
                                          Loans          % of Total          Loans          % of Total      Loans        % of Total
One-to-Four Family                         $23,247          62.5%               $53,431        78.8%          $76,678       73.1%
Multifamily                                 10,891          30.0%                 4,188         6.2%           15,078       14.5%
Commercial Real Estate                       1,572           4.3%                 2,426         3.6%            3,998        3.8%
Construction                                     -           0.0%                   877         1.3%              877        0.8%
Consumer                                     1,063           2.9%                 2,725         4.0%            3,788        3.6%
Consumer Finance                                 -           0.0%                 2,309         3.4%            2,309        2.2%
Business                                        69           0.2%                   772         1.1%              841        0.8%
Other                                           45           0.1%                 1,081         1.6%            1,126        1.1%
                                           -------         -----                -------       -----           =======      ------
      Gross Loans                          $36,887         100.0%               $67,811       100.0%         $104,695      100.0%
Mortgage Backed                            =======                              =======                      ========
  Securities                               $14,902                              $22,847                       $37,819


(a) Pro forma for acquisition of Coast Savings Financial


1997 ORIGINATIONS

($ in millions)
                                                                            WAMU                   AHM(a)                Combined
   Real Estate:
            SFR - Fixed Rate                                             $   6,798                 $2,094                  $8,892
            SFR - ARMs                                                      15,167                  3,456                  18,623
                                                                           -------                  -----                  ------
              Total Single Family Residential                               21,965                  5,550                  27,515
            Multi-Family                                                       692                  1,166                   1,858
            Construction                                                     1,449                      -                   1,449
            Commercial                                                         495                      -                     495
                                                                           -------                  -----                  ------
              Total Real Estate                                             24,601                  6,716                  31,317
   Consumer:
            Consumer Finance                                                 2,179                     --                   2,179
            Second Mortgage and Other                                        2,153                    843                   2,996
                                                                           -------                  -----                  ------
              Total Consumer                                                 4,332                    843                   5,175
   Business and Other                                                          670                     90                     760
              Total Loan Originations                                     $ 29,603                 $7,649                 $37,252
                                                                          ========                 ======                 =======
(a)   Pro forma for acquisition of Coast Savings Financial


[Washington Mutual Logo]       42               [H.F. Ahmanson  & Company Logo]

AHM 3-YEAR TRENDS

[Bar Graph]

Total Assets ($B)
         1995     $50.5
         1996     $49.9
         1997     $46.7

NPAs/Assets
         1995     1.88%
         1996     1.70%
         1997     1.28%

ROAA
         1995     0.41%
         1996     0.59%
         1997     0.80%

Efficiency Ratio
         1995     58.9%
         1996     52.2%
         1997     49.8%

     Original annual data, not restated for acquisitions; excludes nonrecurring items

[Washington Mutual Logo]       43               [H.F. Ahmanson  & Company Logo]